UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT  •  SEPTEMBER 30, 2018

Hodges Fund

Small Cap Fund

Small Intrinsic Value Fund

Small-Mid Cap Fund

Pure Contrarian Fund

Blue Chip Equity Income Fund

www.hodgesfunds.com

Hodges Capital — Managing Equity Funds Since 1992

Table of Contents

Shareholder Letter	1
Sector Allocations	10
Schedules of Investments	13
Statements of Assets and Liabilities	22
Statements of Operations	24
Statements of Changes in Net Assets	26
Financial Highlights	32
Notes to Financial Statements	40
Expense Examples	51
Approval of Investment Advisory Agreement	53
Additional Information	56
Privacy Notice	57

Hodges Mutual Funds

September 30, 2018

Dear Shareholder:

Returns (Retail Class) as of 9/30/2018:

						Since
	6 Months	1 Year*	3 Year*	5 Year*	10 Year*	Inception*
Hodges Fund (10/9/92)	-0.60%	8.67%	14.95%	10.20%	10.01%	10.15%
S&P 500®	11.41%	17.91%	17.31%	13.95%	11.97%	10.10%

Hodges Small Cap Fund (12/18/07)	10.66%	23.44%	12.09%	8.57%	13.46%	10.42%
Russell 2000®	11.61%	15.24%	17.12%	11.07%	11.11%	9.32%

Hodges Small Intrinsic Value Fund (12/26/13)	5.79%	7.35%	10.69%	n/a	n/a	8.89%
Russell 2000® Value	10.04%	9.33%	16.12%	n/a	n/a	8.42%

Hodges Small-Mid Cap Fund (12/26/13)	7.47%	17.34%	12.25%	n/a	n/a	9.00%
Russell 2500®	10.67%	16.19%	16.13%	n/a	n/a	10.12%

Hodges Pure Contrarian Fund (9/10/09)	6.46%	4.93%	11.56%	2.07%	n/a	7.21%
S&P 500®	11.41%	17.91%	17.31%	13.95%	n/a	14.36%

Hodges Blue Chip Equity Income Fund (9/10/09)	9.88%	15.47%	14.32%	11.56%	n/a	11.73%
Russell 1000®	11.25%	17.76%	17.07%	13.67%	n/a	14.41%

*  Average Annualized

	HDPMX	HDPSX	HDSVX	HDSMX	HDPCX	HDPBX
Gross Expense Ratio	1.33%	1.30%	1.38%	1.86%	2.47%	1.45%
Net Expense Ratio	1.18%**		1.29%**	1.40%**	1.40%**	1.30%**

** The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses until at least July 31, 2019.

Please see the Financial Highlights on pages 32-39 for the most recent expense ratios.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224. The funds impose a 1.00% redemption fee on shares held for thirty days or less. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

The Hodges Funds experienced mixed relative performance over the past six months as U.S. stocks advanced in defiance of higher interest rates and uncertainty surrounding international trade tensions.  Although uncertainties have been unsettling at times, stocks during this period moved higher in response to better than expected corporate earnings.  Furthermore, economic growth in the six months ending September 30, 2018 was solid, and to the surprise of many investors, price multiples for most stocks have not contracted as much as anticipated in response to higher interest rates.  Despite uncertainties surrounding the normalization of interest rates, mid-term elections, geopolitical threats, and trade tariffs, we see the current economic backdrop for earnings growth among many U.S. corporations as favorable for the next twelve to eighteen months.  As a result, the investment team at Hodges Capital Management has positioned our portfolios to benefit from broader economic growth and earnings improvement across a wide number of sectors.  We believe an improved outlook for earnings in the year ahead should be supported by a more business-friendly tax and regulatory environment, as well as solid economic activity.  These conditions have also supported robust domestic employment trends and significantly enhanced consumer confidence.  As a result, we see compelling investment opportunities in many of the cyclical areas of the market such as consumer discretionary, technology, healthcare, energy, and industrials, which have the most earnings upside potential in the current environment.

While we are not attempting to forecast or market time interest rates, currency fluctuations, or commodity prices, we remain fairly constructive on stock prices as we end calendar 2018.  Although not true for every company or sector of the market, we see the potential for upward earnings momentum for many of the companies in our portfolios which can be supported by improved

Hodges Mutual Funds

pricing power, lower taxes, and the benefits of greater consumption.  Recent discussions with a number of corporate management teams also suggest that higher profits and the repatriation of overseas cash should bode well for new capital investments, as well as share buybacks and dividends, over the next twelve to eighteen months.  As always, we are making a conscious effort to remain objective and open-minded in our buy and sell decisions, while continuously looking for new opportunities around every corner.  Although the maturity of the current bull market requires careful attention to individual stock valuations and investor sentiment, we believe there are still many high quality companies running great businesses with excellent management teams that are now trading at attractive prices.  When looking at general market conditions, we still find U.S. equity valuations reasonable with the S&P 500® Index trading at 16.8X forward earnings estimates according to FactSet.  The inverse of this multiple is an earnings yield around 5.95%, compared to the 10-year treasury yield of 3.05% at the end of the recent quarter.  While this relationship has narrowed over the past twelve months, we believe this risk premium indicates that the potential reward for holding stocks still outweighs the underlying downside risk potential.

The research team at Hodges Capital Management continues to rigorously gather and analyze firsthand information from a broad scope of publicly traded companies.  Here are a few worthwhile observations.  First, most management teams seem generally confident regarding the prospects for demand growth, pricing power, potential margin improvement and earnings growth this year.  Second, balance sheets are generally in good shape, allowing many corporations to continue to reinvest in capital projects, make strategic acquisitions, buy back shares and historically pay dividends.  Lastly, we do not see the typical signals (such as a buildup of inventories) that would be conducive to an upcoming recession within the next twelve months.  We do see some inflationary cost pressures, such as labor and transportation costs, in the supply channels for certain materials that are consistent with the latter stages of an economic cycle.  In many cases, the bottom-line impact from such costs is more than offset by price increases, as well as the benefits from recent tax reform.

Looking ahead, we would be surprised to see the P/E multiple for the average U.S. stock expand meaningfully in the remainder of 2018.  However, we see further gains in the market being supported by upside earnings growth and stable multiples for most of the economically sensitive sectors of the market.  In the midst of increased market volatility, we are rigorously looking for investments in well-run businesses that control their own destiny by relying on ingenuity and well-calculated business decisions.  Although the macro conditions and political headlines can seem overwhelming at times, we always fall back to the idea that the long-term performance of stock prices is determined by the future earnings and cash flows of each underlying business.  In conclusion, we see the next few months as an ideal environment for active portfolio managers to carefully select individual stocks that we believe can generate long-term value for shareholders.

Hodges Mutual Funds

Hodges Fund (HDPMX)

The Hodges Fund’s return over the six months ending September 30, 2018, amounted to a disappointing loss of 0.60% compared to a gain of 11.41% for the S&P 500® Index.  Negative relative performance in the recent six months was largely attributed to weakness in several of the Fund’s value stocks that included materials, retail, homebuilding and energy-related names in the portfolio.  The one year return for the Hodges Fund for the 12 months ended September 30, 2018, was 8.67% versus 17.91% for the S&P 500 Index.

The Hodges Fund remains focused on investments where we have the highest conviction.  The number of positions held in the Fund at the end of September was 38.  Over the past six months, we took profits in a few stocks that appeared to offer less additional upside potential relative to their downside risk, increased the size of several positions where we have increased conviction, and entered into several new positions.  For example, the Hodges Fund took profits in Facebook (FB), and entered into several new positions in the recent quarter such as Boston Scientific (BSX).  Top ten holdings at September 30, 2018 represented 50.12% of the Fund’s holdings and included At Home Group, Inc. (HOME), Texas Pacific Land Trust (TPL), Micron Technology Inc. (MU), Commercial Metals (CMC), American Airlines Group Inc. (AAL), Integrated Device Technology Inc. (IDTI), Matador Resources Co. (MTDR), U. S. Concrete Inc. (USCR), United States Steel Corp. (X) and Floor & Décor (FND).

Hodges Fund vs S&P 500®

As of 9/30/2018

Hodges Mutual Funds

Hodges Small Cap Fund (HDPSX)

During the last six months, the Hodges Small Cap Fund experienced a positive return of 10.66% versus a return of 11.61% for the Russell 2000® Index.  For the 12 months ended September 30, 2018, the Fund generated a return of 23.44% compared to 15.24% for the Russell 2000® Index.  Improved relative performance in the trailing twelve months was attributed to the Fund’s exposure to a variety of consumer, technology, healthcare, and energy stocks.  While we are finding new opportunities in many unloved or overlooked areas within small caps, we remain concentrated in our highest conviction stocks that we believe will drive performance over the next twelve to eighteen months.  Although the longevity of the current economic expansion and the trajectory of interest rates have heightened anxiety among investors, we believe there are many small cap stocks that can outperform in a rising rate environment as earnings growth increases at a faster pace than inflation and the benefits of tax reform stimulate domestic consumption.

The Hodges Small Cap Fund remains well diversified across industrials, transportation, financial services, technology, and consumer-related names, which we expect could contribute to the Fund’s long-term performance. The Fund has recently taken profits in several stocks that appeared fairly valued relative to their underlying fundamentals, and established several new positions in stocks that we view as having an attractive risk/reward profile.  The total number of stocks held in the Fund at September 30, 2018 was 48.  The top ten holdings at the end of the quarter represented 36.32% of the Fund’s holdings and included Texas Pacific Land Trust (TPL), Eagle Materials Inc. (EXP), United States Steel (X), Brunswick (BC), Legacy Texas Financial Group (LTXB), Concho Res Inc. (CXO), Ollies Bargain Outlet Holdings Inc. (OLLI), Spirit Airlines Inc. (SAVE), WPX Energy Inc. (WPX) and Integrated Device Technology (IDTI).

Hodges Small Cap Fund vs Russell 2000®

As of 9/30/2018

Hodges Mutual Funds

Hodges Small Intrinsic Value Fund (HDSVX)

The Hodges Small Intrinsic Value Fund experienced a gain of 5.79% in the six month period ending September 30, 2018 compared to a gain of 10.04% for its benchmark, the Russell 2000® Value Index.  The return over the twelve months ended September 30, 2018, amounted to 7.35% compared to a 9.33% return for the Russell 2000® Value Index.  While the Fund has lagged over the past year due to its lack of exposure to defensive sectors such as utilities, we believe the Fund remains well positioned in small cap stocks that have underlying intrinsic values that offer an attractive risk reward over the next twelve months. The top ten holdings at quarter end represented 34.93% of the Fund’s holdings and included Cleveland Cliffs Inc. (CLF), Hawaiian Holdings Inc. (HA), Tilly’s Inc. (TLYS), Eagle Materials Inc. (EXP), SeaSpine Holdings Corp. (SPNE), Brunswick Corp (BC), Covenant Transportation, Inc. (CVTI), Commercial Metals Company (CMC), Integrated Device Technology (IDTI) and U.S. Concrete Inc. (USCR).

Hodges Small Intrinsic Value Fund vs Russell 2000® Value

As of 9/30/2018

Hodges Mutual Funds

Hodges Small-Mid Cap Fund (HDSMX)

For the six months ending September 30, 2018, the Hodges Small-Mid Cap Fund experienced a gain of 7.47% compared to a gain of 10.67% for the Russell 2500® Index.  For the twelve months ended September 30, 2018, the Fund experienced a return of 17.34% compared to a gain of 16.19% for the Russell 2500® Index.  Top ten holdings at the end of September represented 45.16% of the Fund’s holdings and included Nutanix Inc. (NTNX), Cleveland Cliffs, Inc. (CLF), Live Nation Entertainment, Inc. (LYV), Conn’s Inc. (CONN), WPX Energy, Inc. (WPX), Alaska Air Group Inc. (ALK), Fortinet Inc. (FTNT), Norwegian Cruise Line Holding Ltd. (NCLH), United States Steel Corp. (X) and Teladoc Inc. (TDOC).

Hodges Small-Mid Fund vs Russell 2500®

As of 9/30/2018

Hodges Mutual Funds

Hodges Pure Contrarian Fund (HDPCX)

The Hodges Pure Contrarian Fund was up 6.46% compared to 11.41% for the S&P 500® Index during the six months ending September 30, 2018.  For the twelve months ended September 30, 2018, the Fund was up 4.93% compared to a gain of 17.91% for the S&P 500® Index.  Although the Fund’s deep value contrarian approach to buying unloved stocks has been out of favor for the past several years, the Fund’s significant underperformance over the past twelve months has been largely attributed to several turnaround situations that demonstrated limited progress.  Three large detractors to the Fund over the past year have been retailer J.C. Penney (JCP), carpet manufacture Dixie Group (DXYN), and airline internet provider Gogo (GOGO).

Although timing a recovery in contrarian stocks can be tricky over short periods of time, we believe this strategy could be rewarding over a long investment horizon.  We also expect this strategy to be less correlated with the broader market due to the general nature of contrarian investing.  We have continued to position the Fund in out-of-favor investment opportunities that we believe offer the best upside potential relative to their downside potential.  The top 10 stocks in the Fund at the end of the quarter represented 57.56% of the Fund’s holdings.  Top ten holdings included Comstock Resources (CRK), Twitter Inc. (TWTR), Tapestry, Inc. (TPR), Commercial Metals Co. (CMC), United Continental Holdings (UAL), Cleveland-Cliffs Inc. (CLF), Intrusion, Inc. (INTZ), Gogo Inc. (GOGO), J.C. Penney Inc. (JCP) and Kosmos Energy Ltd. (KOS).

Hodges Pure Contrarian Fund vs S&P 500®

As of 9/30/2018

Hodges Mutual Funds

Hodges Blue Chip Equity Income Fund (HDPBX)

The Hodges Blue Chip Equity Income Fund experienced a gain of 9.88% in the six months ending September 30, 2018 compared to a gain of 11.25% for the Russell 1000® Index. For the trailing twelve months, the Fund experienced a total return of 15.47% compared to a 17.76% return for the Russell 1000® Index.  Performance in the recent quarter largely reflected strength in several of the Fund’s high quality growth stocks.  Looking ahead, we seek to find plenty of attractive high quality dividend-paying stocks that offer upside potential in addition to dividend income as stable corporate profits support the ability of companies to pay out dividends.  The Blue Chip Equity Income portfolio remains well diversified in companies that we believe can generate above average income and total returns on a risk adjusted basis.  Top ten holdings at the end of September represented 50.02% of the Fund’s holdings and included Boeing (BA), Apple Inc. (AAPL), Microsoft Corporation (MSFT), Facebook (FB), Union Pacific Corporation (UNP), Citigroup Inc. (C), Caterpillar Inc. (CAT), Home Depot Inc. (HD), Lowes Company Inc. (LOW) and Visa Inc. (V).

Hodges Blue Chip Equity Income Fund vs Russell 1000®

As of 9/30/2018

Hodges Mutual Funds

In conclusion, we remain optimistic regarding the long-term investment opportunities surrounding the Hodges Mutual Funds.  By offering six distinct mutual fund strategies that cover most major segments of the domestic equity market, we have the opportunity to serve the diverse needs of most financial advisors and individual investors.  Our entire investment team of portfolio managers, analysts, and traders are rigorously studying companies, meeting with management teams, observing trends, and attempting to navigate today’s volatile financial markets.  Feel free to contact us directly if we can address any specific questions.

Sincerely,

Craig Hodges		Eric Marshall, CFA
Co-Portfolio Manager		Co-Portfolio Manager

Gary Bradshaw	Chris Terry, CFA	Derek Maupin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of the author, and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results, and is not a recommendation to buy or sell any security. Portfolio composition and company ownership in the Hodges Funds are subject to daily change.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contain this and other important information about the Hodges Funds, and it may be obtained by calling 866-811-0224, or visiting www.hodgesmutualfunds.com. Read it carefully before investing.

Mutual fund investing involves risk.  Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in small and medium capitalization companies involve additional risks such as limited liquidity and greater volatility. Funds that are non-diversified are more exposed to individual stock volatility than a diversified fund.  Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery, involve greater risk.

Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The S&P 500® Index is a broad based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general.  The Russell 1000® Index is a subset of the Russell 3000® Index and consists of the 1,000 largest companies comprising over 90% of the total market capitalization of all listed stocks.  The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. The Russell 3000® Index is a stock index consisting of the 3000 largest publically listed companies, representing about 98% of the total capitalization of the entire U.S. stock market.  You cannot invest directly in an index.  The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Price/earnings: The most common measure of how expensive a stock is.

Earnings Growth is not a measure of a fund’s future performance.

Forward Earnings Yield: The same earnings per share for the projected 12-month period divided by the current market price per share.

Hodges Capital Management is the Advisor to the Hodges Funds.

Hodges Funds are distributed by Quasar Distributors LLC.

Hodges Mutual Funds

SECTOR ALLOCATIONS At September 30, 2018 (Unaudited)

(as a percentage of net assets)

Hodges Fund
(HDPMX & HDPIX)

[1]	Includes other assets in excess of liabilities

Hodges Small Cap Fund
(HDPSX & HDSIX)

[2]	Includes liabilities in excess of other assets
[3]	Does not round to 0.1% or (0.1)%, as applicable.

Hodges Mutual Funds

SECTOR ALLOCATIONS At September 30, 2018 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Small Intrinsic Value Fund
(HDSVX)

Hodges Small-Mid Cap Fund
(HDSMX)

[1]	Includes other assets in excess of liabilities

Hodges Mutual Funds

SECTOR ALLOCATIONS At September 30, 2018 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Pure Contrarian Fund
(HDPCX)

Hodges Blue Chip Equity Income Fund
(HDPBX)

[1]	Includes other assets in excess of liabilities

Hodges Fund

SCHEDULE OF INVESTMENTS at September 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: 95.5%

Airlines: 4.6%
275,000	American Airlines Group, Inc.	$11,365,750

Banks: 5.3%
125,000	LegacyTexas Financial Group, Inc.	5,325,000
200,000	Triumph Bancorp, Inc. [1]	7,640,000
		12,965,000
Biotechnology: 2.1%
361,802	ElectroCore LLC [1]	5,065,228

Building Materials: 8.0%
80,000	Eagle Materials, Inc.	6,819,200
276,450	U.S. Concrete, Inc. [1]	12,675,233
		19,494,433
Commercial Services: 3.4%
85,000	Square, Inc. - Class A [1]	8,415,850

Computers: 2.1%
120,000	Nutanix, Inc. - Class A [1]	5,126,400

Electrical Components & Equipment: 1.5%
71,300	Encore Wire Corp.	3,572,130

Healthcare Products: 6.1%
125,000	Boston Scientific Corp. [1]	4,812,500
75,000	Inspire Medical Systems, Inc. [1]	3,156,000
135,000	Novocure Ltd. [1]	7,074,000
		15,042,500
Home Builders: 2.2%
200,888	Century Communities, Inc. [1]	5,273,310

Iron & Steel: 14.0%
700,000	Cleveland-Cliffs, Inc. [1]	8,862,000
650,000	Commercial Metals Co.	13,338,000
400,000	United States Steel Corp.	12,192,000
		34,392,000
Oil Companies Exploration & Production: 9.6%
1,065,800	Comstock Resources, Inc. [1]	8,931,404
300,000	Matador Resources Co. [1]	9,915,000
481,370	Ring Energy, Inc. [1]	4,770,377
		23,616,781
Oil Field Services: 2.1%
315,000	ProPetro Holding Corp. [1]	5,194,350

Oil U.S. Royalty Trusts: 7.0%
20,000	Texas Pacific Land Trust	17,251,200

Retail: 13.0%
450,000	At Home Group, Inc. [1]	14,188,500
360,000	Floor & Decor Holdings,
	Inc. - Class A [1]	10,861,200
2,500,000	J.C. Penney Co., Inc. [1]	4,150,000
1,606,885	Luby’s, Inc. [1,2,3]	2,731,704
		31,931,404
Semiconductors: 12.1%
220,000	Integrated Device Technology, Inc. [1]	10,342,200
240,000	Micron Technology, Inc. [1]	10,855,200
100,000	NXP Semiconductors N.V.	8,550,000
		29,747,400
Textiles: 0.5%
790,784	The Dixie Group, Inc. [1,2,3]	1,265,254

Transportation: 1.9%
159,000	Covenant Transportation Group,
	Inc. - Class A [1]	4,620,540
TOTAL COMMON STOCKS
(Cost $217,887,211)		234,339,530

Contracts		Notional
(100 shares per contract)		Value
CALL OPTIONS PURCHASED: 4.4% [1]

Airlines: 0.8%
500	United Continental
	Holdings, Inc.,
	Expiration:
	January 2019,
	Exercise
	Price: $50.00	$4,453,000	1,988,750

Home Builders: 0.3%
700	Thor Industries, Inc.,
	Expiration:
	January 2019,
	Exercise
	Price: $80.00	5,859,000	623,000

Oil Companies Exploration & Production: 0.9%
475	Concho Resources, Inc.,
	Expiration:
	March 2019,
	Exercise
	Price: $110.00	7,255,625	2,154,125

Retail: 0.6%
1,000	Nordstrom, Inc.,
	Expiration:
	January 2019,
	Exercise
	Price: $45.00	5,981,000	1,527,500

Semiconductors: 0.3%
1,400	NXP Semiconductors N.V.,
	Expiration:
	January 2019,
	Exercise
	Price: $85.00	11,970,000	843,500

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at September 30, 2018 (Unaudited) (Continued)

Contracts	Notional
(100 shares per contract)	Value	Value
CALL OPTIONS PURCHASED: 4.4% [1] (Continued)

Transportation: 1.5%
1,250	Union Pacific Corp.,
Expiration:
January 2019,
Exercise
Price: $135.00	$20,353,750	$3,571,875
TOTAL CALL OPTIONS PURCHASED
(Cost $9,219,011)	10,708,750

TOTAL INVESTMENTS IN SECURITIES: 99.9%
(Cost $227,106,222)	245,048,280
Other Assets in Excess of Liabilities: 0.1%	206,871
TOTAL NET ASSETS: 100.0%	$245,255,151

[1]	Non-income producing security.
[2]	Company is an “affiliated person” of the Fund, as defined in the Investment Company Act of 1940.
[3]	A portion of this security is considered illiquid. As of September 30, 2018, the total value of the investments considered illiquid was $3,398,133 or 1.4% of total net assets.

SCHEDULE OF OPTIONS WRITTEN at September 30, 2018 (Unaudited)

Contracts		Notional
(100 shares per contract)		Value	Value
CALL OPTIONS WRITTEN: 0.1% [1]

Retail: 0.0% [2]
500	Nordstrom, Inc.,
	Expiration:
	October 2018,
	Exercise
	Price: $65.00	$2,990,500	$14,500

Transportation: 0.1%
350	Union Pacific Corp.,
	Expiration:
	November 2018,
	Exercise
	Price: $165.00	5,699,050	110,250
TOTAL CALL OPTIONS WRITTEN
(Proceeds $277,036)			$124,750

Percentages are stated as a percent of net assets.
[1]	Non-income producing security.
[2]	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at September 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: 100.0%

Airlines: 3.6%
500,000	Spirit Airlines, Inc. [1]	$23,485,000

Apparel: 1.2%
150,000	Steven Madden Ltd.	7,935,000

Banks: 9.0%
540,000	Hilltop Holdings, Inc.	10,891,800
185,000	Independent Bank Group, Inc.	12,265,500
500,000	LegacyTexas Financial Group, Inc.	21,300,000
400,000	Triumph Bancorp, Inc. [1]	15,280,000
		59,737,300
Biotechnology: 3.7%
450,200	ElectroCore LLC [1,2]	6,302,800
230,000	Exact Sciences Corp. [1]	18,151,600
		24,454,400
Building Materials: 4.8%
230,000	Eagle Materials, Inc.	19,605,200
262,420	U.S. Concrete, Inc. [1]	12,031,957
		31,637,157
Commercial Services: 2.5%
175,000	HealthEquity, Inc. [1]	16,521,750

Computers: 4.1%
120,000	Fortinet, Inc. [1]	11,072,400
380,000	Nutanix, Inc. - Class A [1]	16,233,600
		27,306,000
Diversified Manufacturing Operations: 2.1%
375,000	Trinity Industries, Inc.	13,740,000

Electrical Components & Equipment: 2.5%
335,000	Encore Wire Corp. [2]	16,783,500

Electronics: 1.0%
115,000	Plexus Corp. [1]	6,728,650

Engineering & Construction: 1.1%
300,000	Primoris Services Corp.	7,446,000

Entertainment: 2.1%
350,000	Cinemark Holdings, Inc.	14,070,000

Food: 1.7%
110,000	Sanderson Farms, Inc.	11,370,700

Healthcare Products: 4.5%
120,000	Integer Holdings Corp. [1]	9,954,000
165,000	Merit Medical Systems, Inc. [1]	10,139,250
200,000	STAAR Surgical Co. [1]	9,600,000
		29,693,250
Home Builders: 4.2%
560,000	Century Communities, Inc. [1]	14,700,000
810,000	William Lyon Homes - Class A [1]	12,870,900
		27,570,900
Iron & Steel: 9.8%
325,000	Allegheny Technologies, Inc. [1]	9,603,750
1,200,000	Cleveland-Cliffs, Inc. [1]	15,192,000
890,000	Commercial Metals Co.	18,262,800
700,000	United States Steel Corp.	21,336,000
		64,394,550
Leisure Time: 3.2%
315,000	Brunswick Corp.	21,111,300

Oil Companies Exploration & Production: 10.2%
148,800	Concho Resources, Inc. [1]	22,729,200
90,000	Diamondback Energy, Inc.	12,167,100
425,000	SM Energy Co.	13,400,250
950,000	WPX Energy, Inc. [1]	19,114,000
		67,410,550
Oil Field Services: 0.8%
450,000	Keane Group, Inc. [1]	5,566,500

Oil U.S. Royalty Trusts: 6.8%
51,734	Texas Pacific Land Trust	44,623,679

Retail: 10.4%
250,000	American Eagle Outfitters, Inc.	6,207,500
130,000	Caleres, Inc.	4,661,800
475,000	Conn’s, Inc. [1]	16,791,250
75,000	Dine Brands Global, Inc.	6,098,250
220,000	Ollie’s Bargain Outlet
	Holdings, Inc. [1]	21,142,000
105,000	Papa John’s International, Inc.	5,384,400
600,000	Party City Holdco, Inc. [1]	8,130,000
		68,415,200
Semiconductors: 6.0%
410,000	Brooks Automation, Inc.	14,362,300
540,000	Integrated Device Technology, Inc. [1]	25,385,400
		39,747,700
Software: 2.7%
360,000	Avaya Holdings Corp. [1]	7,970,400
100,000	Envestnet, Inc. [1]	6,095,000
125,000	Smartsheet, Inc. - Class A [1]	3,907,500
		17,972,900

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at September 30, 2018 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 100.0% (Continued)

Transportation: 2.0%
370,000	Werner Enterprises, Inc.	$13,079,500
TOTAL COMMON STOCKS
(Cost $481,768,653)		660,801,486

TOTAL INVESTMENTS IN SECURITIES: 100.0%
(Cost $481,768,653)		660,801,486
Liabilities in Excess of Other Assets: (0.0)% [3]		(187,319)
TOTAL NET ASSETS: 100.0%		$660,614,167

[1]	Non-income producing security.
[2]	A portion of this security is considered illiquid. As of September 30, 2018, the total value of the investments considered illiquid was $6,754,764 or 1.0% of total net assets.
[3]	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at September 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: 96.8%

Airlines: 3.2%
60,000	Hawaiian Holdings, Inc.	$2,406,000

Auto Manufacturers: 2.1%
65,000	Blue Bird Corp. [1]	1,592,500

Auto Parts & Equipment: 4.7%
100,000	Spartan Motors, Inc.	1,475,000
70,000	Tower International, Inc.	2,117,500
		3,592,500
Banks: 13.8%
70,000	Bank7 Corp. [1]	1,347,500
70,000	Home Bancshares, Inc.	1,533,000
50,000	LegacyTexas Financial Group, Inc.	2,130,000
70,000	TriState Capital Holdings, Inc. [1]	1,932,000
50,000	Triumph Bancorp, Inc. [1]	1,910,000
60,000	Veritex Holdings, Inc. [1]	1,695,600
		10,548,100
Beverages: 2.0%
57,500	Farmer Brothers Co. [1]	1,518,000

Building Materials: 7.3%
30,000	Eagle Materials, Inc.	2,557,200
65,000	U.S. Concrete, Inc. [1]	2,980,250
		5,537,450
Coal: 0.5%
5,000	Contura Energy, Inc. [1]	396,250

Commercial Services: 0.5%
65,020	Great Lakes Dredge & Dock Corp. [1]	403,124

Diversified Manufacturing Operations: 1.4%
30,000	Trinity Industries, Inc.	1,099,200

Electrical Components & Equipment: 2.6%
40,000	Encore Wire Corp.	2,004,000

Electronics: 2.5%
55,000	Kimball Electronics, Inc. [1]	1,080,750
50,000	TTM Technologies, Inc. [1]	795,500
		1,876,250
Entertainment: 1.0%
16,000	Eldorado Resorts, Inc. [1]	777,600

Healthcare Products: 5.9%
90,000	Nuvectra Corp. [1]	1,978,200
160,000	SeaSpine Holdings Corp. [1]	2,489,600
		4,467,800
Healthcare Services: 1.0%
82,000	Capital Senior Living Corp. [1]	774,080

Home Builders: 2.8%
80,000	Century Communities, Inc. [1]	2,100,000

Iron & Steel: 7.0%
200,000	Cleveland-Cliffs, Inc. [1]	2,532,000
135,000	Commercial Metals Co.	2,770,200
		5,302,200
Leisure Time: 4.1%
46,000	Brunswick Corp.	3,082,920

Machinery-Diversified: 0.8%
30,000	Ichor Holdings Ltd. [1]	612,600

Oil Companies Exploration & Production: 1.5%
250,000	Abraxas Petroleum Corp. [1]	582,500
60,000	Ring Energy, Inc. [1]	594,600
		1,177,100
Oil U.S. Royalty Trusts: 2.3%
2,000	Texas Pacific Land Trust	1,725,120

Real Estate Investment Trusts: 4.8%
60,000	The GEO Group, Inc.	1,509,600
90,000	Tier REIT, Inc.	2,169,000
		3,678,600
Retail: 17.3%
100,000	Chico’s FAS, Inc.	867,000
55,000	Dick’s Sporting Goods, Inc.	1,951,400
100,000	EZCORP, Inc. - Class A [1]	1,070,000
80,000	MarineMax, Inc. [1]	1,700,000
100,000	Regis Corp. [1]	2,043,000
55,000	Sally Beauty Holdings, Inc. [1]	1,011,450
145,000	Tilly’s, Inc. - Class A	2,747,750
550,000	Tuesday Morning Corp. [1]	1,760,000
		13,150,600
Semiconductors: 3.1%
50,000	Integrated Device Technology, Inc. [1]	2,350,500

Textiles: 1.1%
530,000	The Dixie Group, Inc. [1,2,3]	848,000

Transportation: 3.5%
93,000	Covenant Transportation
	Group, Inc. - Class A [1]	2,702,580
TOTAL COMMON STOCKS
(Cost $63,309,067)		73,723,074

TOTAL INVESTMENTS IN SECURITIES: 96.8%
(Cost $63,309,067)		73,723,074
Other Assets in Excess of Liabilities: 3.2%		2,460,708
TOTAL NET ASSETS: 100.0%		$76,183,782

[1]	Non-income producing security.
[2]	A portion of this security is considered illiquid. As of September 30, 2018, the total value of the investments considered illiquid was $540,465 or 0.7% of total net assets.
[3]	Company is an “affiliated person” of the Fund, as defined in the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

SCHEDULE OF INVESTMENTS at September 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: 97.1%

Airlines: 3.6%
9,000	Alaska Air Group, Inc.	$619,740

Banks: 9.5%
6,500	Comerica, Inc.	586,300
12,000	Triumph Bancorp, Inc. [1]	458,400
20,000	Veritex Holdings, Inc. [1]	565,200
		1,609,900
Building Materials: 3.0%
6,000	Eagle Materials, Inc.	511,440

Computers: 7.6%
7,000	Fortinet, Inc. [1]	645,890
15,000	Nutanix, Inc. - Class A [1]	640,800
		1,286,690
Entertainment: 4.8%
15,000	Live Nation Entertainment, Inc. [1]	817,050

Food: 2.7%
25,000	Pilgrim’s Pride Corp. [1]	452,250

Healthcare Services: 4.6%
9,000	Teladoc Health, Inc. [1]	777,150

Home Builders: 3.2%
10,000	DR Horton, Inc.	421,800
2,500	LGI Homes, Inc. [1]	118,600
		540,400
Insurance: 1.8%
9,000	Goosehead Insurance, Inc. - Class A [1]	304,830

Iron & Steel: 10.1%
55,000	Cleveland-Cliffs, Inc. [1]	696,300
20,000	Commercial Metals Co.	410,400
20,000	United States Steel Corp.	609,600
		1,716,300
Leisure Time: 6.8%
7,000	Brunswick Corp.	469,140
12,000	Norwegian Cruise Line Holdings Ltd. [1]	689,160
		1,158,300
Oil Companies Exploration & Production: 12.4%
50,000	Callon Petroleum Co. [1]	599,500
10,000	Parsley Energy, Inc. - Class A [1]	292,500
60,000	WPX Energy, Inc. [1]	1,207,200
		2,099,200
Oil Field Services: 2.2%
30,000	Keane Group, Inc. [1]	371,100

Packaging & Containers: 2.1%
25,000	Graphic Packaging Holding Co.	350,250

Retail: 10.1%
27,000	Conn’s, Inc. [1]	954,450
7,000	Foot Locker, Inc.	356,860
8,000	Tapestry, Inc.	402,160
		1,713,470
Semiconductors: 2.6%
30,000	Cypress Semiconductor Corp.	434,700

Software: 3.9%
10,000	RealPage, Inc. [1]	659,000

Transportation: 6.1%
6,000	Covenant Transportation
	Group, Inc. - Class A [1]	174,360
4,000	Kansas City Southern	453,120
5,000	Kirby Corp. [1]	411,250
		1,038,730
TOTAL COMMON STOCKS
(Cost $12,586,301)		16,460,500

TOTAL INVESTMENTS IN SECURITIES: 97.1%
(Cost $12,586,301)		16,460,500
Other Assets in Excess of Liabilities: 2.9%		497,512
TOTAL NET ASSETS: 100.0%		$16,958,012

[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

SCHEDULE OF INVESTMENTS at September 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: 99.8%

Airlines: 10.0%
25,000	Controladora Vuela Cia De
	Aviacion SAB de CV - ADR [1]	$186,500
3,500	Spirit Airlines, Inc. [1]	164,395
3,500	United Continental Holdings, Inc. [1]	311,710
		662,605
Apparel: 3.2%
7,500	Skechers U.S.A., Inc. - Class A [1]	209,475

Banks: 2.0%
2,500	Wells Fargo & Co.	131,400

Computers: 3.4%
20,000	BlackBerry Ltd. [1]	227,600

Electronics: 2.2%
20,000	GoPro, Inc. - Class A [1]	144,000

Healthcare Services: 3.6%
25,000	Capital Senior Living Corp. [1]	236,000

Internet: 11.8%
197,400	Intrusion, Inc. [1,2]	499,422
10,000	Twitter, Inc. [1]	284,600
		784,022
Iron & Steel: 14.3%
40,000	Cleveland-Cliffs, Inc. [1]	506,400
15,000	Commercial Metals Co.	307,800
5,000	Mesabi Trust	132,500
		946,700
Oil & Gas Drilling: 5.7%
2,500	Helmerich & Payne, Inc.	171,925
15,000	Transocean Ltd. [1]	209,250
		381,175
Oil Companies Exploration & Production: 14.9%
50,000	Comstock Resources, Inc. [1]	419,000
50,000	Kosmos Energy Ltd. [1]	467,500
10,000	Ring Energy, Inc. [1]	99,100
		985,600
Retail: 19.7%
5,000	American Eagle Outfitters, Inc.	124,150
150,000	J.C. Penney Co., Inc. [1]	249,000
115,000	Luby’s, Inc. [1,3]	195,500
4,500	Papa John’s International, Inc.	230,760
11,000	Sally Beauty Holdings, Inc. [1]	202,290
6,000	Tapestry, Inc.	301,620
		1,303,320
Telecommunications: 7.0%
90,000	Gogo, Inc. [1]	467,100

Textiles: 2.0%
85,000	The Dixie Group, Inc. [1,3]	136,000
TOTAL COMMON STOCKS
(Cost $5,925,838)		6,614,997

TOTAL INVESTMENTS IN SECURITIES: 99.8%
(Cost $5,925,838)		6,614,997
Other Assets in Excess of Liabilities: 0.2%		10,994
TOTAL NET ASSETS: 100.0%		$6,625,991

ADR - American Depositary Receipt
[1]	Non-income producing security.
[2]	A portion of this security is considered illiquid. As of September 30, 2018, the total value of the investments considered illiquid was $367,712 or 5.5% of total net assets.
[3]	Company is an “affiliated person” of the Fund, as defined in the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: 98.9%

Aerospace & Defense: 6.6%
4,500	The Boeing Co.	$1,673,550

Airlines: 8.3%
18,000	American Airlines Group, Inc.	743,940
9,000	Delta Air Lines, Inc.	520,470
13,000	Southwest Airlines Co.	811,850
		2,076,260
Banks: 7.9%
15,000	Bank of America Corp.	441,900
13,500	Citigroup, Inc.	968,490
5,000	JPMorgan Chase & Co.	564,200
		1,974,590
Beverages: 3.1%
10,000	Keurig Dr. Pepper, Inc.	231,700
5,000	PepsiCo, Inc.	559,000
		790,700
Computers: 6.5%
7,200	Apple, Inc.	1,625,328

Diversified Financial Services: 4.3%
7,200	Visa, Inc. - Class A	1,080,648

Internet: 7.0%
500	Alphabet, Inc. - Class A [1]	603,540
7,000	Facebook, Inc. - Class A [1]	1,151,220
		1,754,760
Machinery-Construction & Mining: 4.2%
7,000	Caterpillar, Inc.	1,067,430

Machinery-Diversified: 3.0%
5,000	Deere & Co.	751,650

Oil Companies Integrated: 6.3%
6,000	Chevron Corp.	733,680
10,000	Exxon Mobil Corp.	850,200
		1,583,880
Oil Refining & Marketing: 2.5%
8,000	Marathon Petroleum Corp.	639,760

Pharmaceuticals: 5.6%
5,000	AbbVie, Inc.	472,900
6,750	Johnson & Johnson	932,647
		1,405,547
Pipelines: 3.5%
13,000	ONEOK, Inc.	881,270

Retail: 12.9%
7,000	The Home Depot, Inc.	1,450,050
9,000	Lowe’s Companies, Inc.	1,033,380
8,000	Wal-Mart Stores, Inc.	751,280
		3,234,710
Semiconductors: 4.9%
10,000	Intel Corp.	472,900
7,000	Texas Instruments, Inc.	751,030
		1,223,930
Software: 5.5%
12,000	Microsoft Corp.	1,372,440

Telecommunications: 2.3%
11,000	Verizon Communications, Inc.	587,290

Transportation: 4.5%
7,000	Union Pacific Corp.	1,139,810
TOTAL COMMON STOCKS
(Cost $17,482,092)		24,863,553

TOTAL INVESTMENTS IN SECURITIES: 98.9%
(Cost $17,482,092)		24,863,553
Other Assets in Excess of Liabilities: 1.1%		286,519
TOTAL NET ASSETS: 100.0%		$25,150,072

[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

(This Page Intentionally Left Blank.)

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2018 (Unaudited)

			Hodges Small
		Hodges Small	Intrinsic
	Hodges Fund	Cap Fund	Value Fund
ASSETS
Investments in unaffiliated securities, at value
(Cost $213,932,182, $481,768,653, and $62,249,175, respectively)	$241,051,322	$660,801,486	$72,875,074
Investments in securities of affiliated issuers, at value
(Cost $13,174,040, $— and $1,059,892, respectively)	3,996,958	—	848,000
Cash	168,363	708,036	3,060,255
Receivables:
Investment securities sold	679,276	203,685	101,750
Fund shares sold	47,544	1,013,124	24,806
Dividends and interest	46,949	106,950	8,500
Prepaid expenses	21,057	44,825	12,063
Total assets	246,011,469	662,878,106	76,930,448

LIABILITIES
Payables:
Investment securities purchased	—	618,352	591,494
Options written, at value (proceeds $277,036, $—, and $—, respectively)	124,750	—	—
Investment advisory fees, net	149,118	466,358	46,966
Distribution fees	157,784	306,011	26,006
Fund shares redeemed	209,248	599,371	34,000
Transfer agent fees	46,118	99,132	17,669
Audit fees	12,935	12,937	11,931
Administration fees	20,818	40,639	6,315
Fund accounting fees	9,898	24,211	3,289
Trustee fees	3,372	4,939	2,743
Custody fees	2,451	6,816	1,473
Chief Compliance Officer fees	1,177	1,175	1,175
Other accrued expenses	18,649	83,998	3,605
Total liabilities	756,318	2,263,939	746,666
NET ASSETS	$245,255,151	$660,614,167	$76,183,782

COMPONENTS OF NET ASSETS
Paid-in capital	$207,187,733	$437,459,180	$56,809,623
Total distributable earnings	38,067,418	223,154,987	19,374,159
Net assets	$245,255,151	$660,614,167	$76,183,782

COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Shares:
Net assets	$231,444,604	$512,736,120	$76,183,782
Shares of beneficial interest issued and outstanding	4,804,226	23,746,129	5,275,555
Net asset value, offering and redemption price per share	$48.18	$21.59	$14.44
Net Asset Value (unlimited shares authorized)
Institutional Shares:
Net assets	$13,810,547	$147,878,047
Shares of beneficial interest issued and outstanding	280,804	6,603,856
Net asset value, offering and redemption price per share	$49.18	$22.39

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2018 (Unaudited) (Continued)

	Hodges		Hodges Blue
	Small-Mid	Hodges Pure	Chip Equity
	Cap Fund	Contrarian Fund	Income Fund
ASSETS
Investments in unaffiliated securities, at value
(Cost $12,586,301, $5,020,199, and $17,482,092, respectively)	$16,460,500	$6,283,497	$24,863,553
Investments in securities of affiliated issuers, at value
(Cost $—, $905,639 and $—, respectively)	—	331,500	—
Cash	584,206	22,495	323,661
Receivables:
Investment securities sold	290,270	340,932	—
Fund shares sold	514	—	56
Dividends and interest	13,215	2,025	4,450
Due from advisor, net	—	3,349	—
Prepaid expenses	6,930	18,398	18,968
Total assets	17,355,635	7,002,196	25,210,688

LIABILITIES
Payables:
Investment securities purchased	360,556	350,123	—
Distribution to shareholders	—	—	2,005
Audit fees	11,931	11,934	11,934
Distribution fees	7,586	3,316	13,964
Transfer agent fees	4,631	3,966	4,795
Trustee fees	2,761	2,340	2,385
Investment advisory fees, net	6,154	—	10,572
Chief Compliance Officer fees	1,177	1,175	1,174
Administration fees	1,284	847	1,775
Custody fees	910	846	932
Fund accounting fees	577	432	907
Fund shares redeemed	—	25	8,887
Other accrued expenses	56	1,201	1,286
Total liabilities	397,623	376,205	60,616
NET ASSETS	$16,958,012	$6,625,991	$25,150,072

COMPONENTS OF NET ASSETS
Paid-in capital	$12,434,195	$6,891,016	$16,722,845
Total distributable earnings	4,523,817	(265,025)	8,427,227
Net assets	$16,958,012	$6,625,991	$25,150,072

COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Shares:
Net assets	$16,958,012	$6,625,991	$25,150,072
Shares of beneficial interest issued and outstanding	1,189,845	543,461	1,449,793
Net asset value, offering and redemption price per share	$14.25	$12.19	$17.35

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Six Months Ended September 30, 2018 (Unaudited)

			Hodges Small
		Hodges Small	Intrinsic
	Hodges Fund	Cap Fund	Value Fund
INVESTMENT INCOME
Dividends from unaffiliated investments (net of $3,750, $—,
and $— foreign withholding tax, respectively)	$335,635	$1,883,357	$227,872
Other income	539	677	457
Total investment income	336,174	1,884,034	228,329

EXPENSES
Investment advisory fees	1,113,693	2,794,024	348,427
Distribution fees - Retail Shares	309,502	639,016	102,479
Transfer agent fees	127,133	264,417	50,620
Administration fees	56,731	120,386	15,851
Fund accounting fees	25,847	53,591	8,170
Registration fees	20,937	29,688	12,935
Reports to shareholders	16,896	30,505	4,113
Audit fees	12,934	12,934	11,932
Miscellaneous expenses	8,588	15,569	5,228
Trustee fees	8,071	10,259	6,387
Custody fees	7,645	17,508	3,718
Chief Compliance Officer fees	3,510	3,510	3,510
Legal fees	2,636	2,672	2,686
Insurance expense	1,630	2,010	1,397
Interest expense	34	111	92
Total expenses	1,715,787	3,996,200	577,545
Less: fees waived	(187,774)	—	(48,755)
Net expenses	1,528,013	3,996,200	528,790
Net investment loss	(1,191,839)	(2,112,166)	(300,461)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Unaffiliated investments	15,365,518	37,904,431	5,321,894
Affiliated investments	(4,559,074)	(2,064,257)	—
Options written	219,408	339,036	—
Net realized gain	11,025,852	36,179,210	5,321,894
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(14,675,127)	30,642,365	22,554
Affiliated investments	4,113,033	1,633,978	(211,892)
Options written	(200,724)	(716,142)	—
Net unrealized appreciation/depreciation	(10,762,818)	31,560,201	(189,338)
Net realized and unrealized gain	263,034	67,739,411	5,132,556
Net increase (decrease) in net assets resulting from operations	$(928,805)	$65,627,245	$4,832,095

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Six Months Ended September 30, 2018 (Unaudited) (Continued)

	Hodges		Hodges Blue
	Small-Mid	Hodges Pure	Chip Equity
	Cap Fund	Contrarian Fund	Income Fund
INVESTMENT INCOME
Dividends from unaffiliated investments	$53,895	$23,298	$244,381
Other income	429	427	433
Total investment income	54,324	23,725	244,814

EXPENSES
Investment advisory fees	70,674	30,857	78,682
Distribution fees	20,787	9,076	30,262
Transfer agent fees	14,287	11,364	13,717
Audit fees	11,932	11,933	11,933
Registration fees	8,847	11,396	13,464
Trustee fees	5,513	5,829	5,960
Chief Compliance Officer fees	3,510	3,510	3,508
Administration fees	3,436	2,039	5,010
Miscellaneous expenses	3,201	3,488	3,475
Custody fees	2,684	2,758	2,816
Legal fees	2,284	2,637	2,672
Fund accounting fees	2,002	1,122	2,713
Reports to shareholders	1,920	2,106	1,552
Insurance expense	1,318	1,275	1,320
Interest expense	95	28	24
Total expenses	152,490	99,418	177,108
Less: fees waived and expenses absorbed	(36,086)	(48,594)	(19,746)
Net expenses	116,404	50,824	157,362
Net investment income (loss)	(62,080)	(27,099)	87,452

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Unaffiliated investments	145,323	(189,478)	135,116
Affiliated investments	—	76,661	—
Net realized gain (loss)	145,323	(112,817)	135,116
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	1,065,567	790,160	2,032,468
Affiliated investments	—	(196,273)	—
Net unrealized appreciation/depreciation	1,065,567	593,887	2,032,468
Net realized and unrealized gain	1,210,890	481,070	2,167,584
Net increase in net assets resulting from operations	$1,148,810	$453,971	$2,255,036

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,191,839)	$(2,670,300)
Net realized gain (loss) on transactions from:
Unaffiliated investments	15,365,518	34,985,427
Affiliated investments	(4,559,074)	(5,738,734)
Options written	219,408	(1,123,907)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(14,675,127)	(1,197,600)
Affiliated investments	4,113,033	4,404,187
Options written	(200,724)	353,010
Net increase (decrease) in net assets resulting from operations	(928,805)	29,012,083

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	—	(19,309,501)[1]

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change
in outstanding shares - Retail Shares [2]	(19,625,101)	(118,043,289)
Increase (decrease) in net assets derived
from net change in outstanding shares - Institutional Shares [2]	314,723	(12,770,673)
Total decrease in net assets from capital share transactions	(19,310,378)	(130,813,962)
Total decrease in net assets	(20,239,183)	(121,111,380)

NET ASSETS
Beginning of period/year	265,494,334	386,605,714
End of period/year	$245,255,151	$265,494,334

[1]	As disclosed at March 31, 2018, includes net realized gain distributions of $19,309,501.
[2]	Summary of capital share transactions is as follows:

		Six Months Ended
		September 30, 2018		Year Ended
		(Unaudited)		March 31, 2018
		Shares	Value	Shares	Value
	Retail Shares
	Shares sold	91,518	$4,523,071	436,103	$21,173,909
	Shares issued in reinvestment of distributions	—	—	379,594	18,000,369
	Shares redeemed [3]	(487,758)	(24,148,172)	(3,357,909)	(157,217,567)
	Net decrease	(396,240)	$(19,625,101)	(2,542,212)	$(118,043,289)

[3]	Net of redemption fees of $138 and $9,645, respectively.

	Institutional Shares
	Shares sold	46,896	$2,369,816	81,743	$3,900,093
	Shares issued in reinvestment of distributions	—	—	19,521	942,856
	Shares redeemed [4]	(40,615)	(2,055,093)	(371,886)	(17,613,622)
	Net increase (decrease)	6,281	$314,723	(270,622)	$(12,770,673)

[4]	Net of redemption fees of $57 and $428, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(2,112,166)	$(4,802,012)
Net realized gain (loss) on transactions from:
Unaffiliated investments	37,904,431	63,603,252
Affiliated investments	(2,064,257)	5,621,369
Options written	339,036	(1,721,508)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	30,642,365	4,244,871
Affiliated investments	1,633,978	(3,050,254)
Options written	(716,142)	716,142
Net increase in net assets resulting from operations	65,627,245	64,611,860

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	—	(88,679,526)[1]

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net
change in outstanding shares - Retail Shares [2]	9,784,569	(288,747,360)
Increase (decrease) in net assets derived from net
change in outstanding shares - Institutional Shares [2]	944,156	(273,999,751)
Total increase (decrease) in net assets from capital share transactions	10,728,725	(562,747,111)
Total increase (decrease) in net assets	76,355,970	(586,814,777)

NET ASSETS
Beginning of period/year	584,258,197	1,171,072,974
End of period/year	$660,614,167	$584,258,197

[1]	As disclosed at March 31, 2018, includes net realized gain distributions of $88,679,526.
[2]	Summary of capital share transactions is as follows:

		Six Months Ended
		September 30, 2018		Year Ended
		(Unaudited)		March 31, 2018
		Shares	Value	Shares	Value
	Retail Shares
	Shares sold	4,101,097	$83,260,797	2,469,593	$48,276,727
	Shares issued in reinvestment of distributions	—	—	3,738,572	65,985,799
	Shares redeemed [3]	(3,521,827)	(73,476,228)	(20,670,579)	(403,009,886)
	Net increase (decrease)	579,270	$9,784,569	(14,462,414)	$(288,747,360)

[3]	Net of redemption fees of $5,054 and $9,594, respectively.

	Institutional Shares
	Shares sold	1,271,923	$27,123,724	2,393,299	$48,382,156
	Shares issued in reinvestment of distributions	—	—	1,127,533	20,600,023
	Shares redeemed [4]	(1,213,516)	(26,179,568)	(17,006,767)	(342,981,930)
	Net increase (decrease)	58,407	$944,156	(13,485,935)	$(273,999,751)

[4]	Net of redemption fees of $739 and $6,693, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(300,461)	$(564,074)
Net realized gain on transactions from:
Unaffiliated investments	5,321,894	6,487,521
Affiliated investments	—	610,551
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	22,554	4,118,462
Affiliated investments	(211,892)	(387,402)
Net increase in net assets resulting from operations	4,832,095	10,265,058

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	—	(2,632,560)[1]

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares [2]	(10,354,385)	(35,966,402)
Total decrease in net assets	(5,522,290)	(28,333,904)

NET ASSETS
Beginning of period/year	81,706,072	110,039,976
End of period/year	$76,183,782	$81,706,072

[1]	As disclosed at March 31, 2018, includes net realized gain distributions of $2,632,560.
[2]	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2018		Year Ended
	(Unaudited)		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	248,488	$3,585,655	1,156,201	$15,405,050
Shares issued in reinvestment of distributions	—	—	166,292	2,284,852
Shares redeemed [3]	(958,021)	(13,940,040)	(3,916,749)	(53,656,304)
Net decrease	(709,533)	$(10,354,385)	(2,594,256)	$(35,966,402)

[3]	Net of redemption fees of $1,617 and $1,939, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(62,080)	$(118,892)
Net realized gain (loss) on transactions from:
Unaffiliated investments	145,323	843,381
Affiliated investments	—	56,960
Options written	—	(41,624)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	1,065,567	805,007
Affiliated investments	—	(29,465)
Net increase in net assets resulting from operations	1,148,810	1,515,367

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	—	(556,308)[1]

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change in outstanding shares [2]	526,360	(6,793,573)
Total increase (decrease) in net assets	1,675,170	(5,834,514)

NET ASSETS
Beginning of period/year	15,282,842	21,117,356
End of period/year	$16,958,012	$15,282,842

[1]	As disclosed at March 31, 2018, includes net realized gain distributions of $556,308.
[2]	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2018		Year Ended
	(Unaudited)		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	89,775	$1,258,488	114,593	$1,449,379
Shares issued in reinvestment of distributions	—	—	41,381	540,016
Shares redeemed [3]	(52,551)	(732,128)	(706,037)	(8,782,968)
Net increase (decrease)	37,224	$526,360	(550,063)	$(6,793,573)

[3]	Net of redemption fees of $28 and $70, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(27,099)	$1,412
Net realized gain (loss) on transactions from:
Unaffiliated investments	(189,478)	(306,128)
Affiliated investments	76,661	(142,529)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	790,160	(293,336)
Affiliated investments	(196,273)	(69,933)
Net increase (decrease) in net assets resulting from operations	453,971	(810,514)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	—	(690,708)[1]

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares [2]	(1,333,235)	(2,786,978)
Total decrease in net assets	(879,264)	(4,288,200)

NET ASSETS
Beginning of period/year	7,505,255	11,793,455
End of period/year	$6,625,991	$7,505,255

[1]	As disclosed at March 31, 2018, includes net realized gain distributions of $690,708.
[2]	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2018		Year Ended
	(Unaudited)		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	6,704	$78,683	72,424	$917,219
Shares issued in reinvestment of distributions	—	—	57,436	677,740
Shares redeemed [3]	(118,720)	(1,411,918)	(345,167)	(4,381,937)
Net decrease	(112,016)	$(1,333,235)	(215,307)	$(2,786,978)

[3]	Net of redemption fees of $9 and $129, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$87,452	$211,641
Net realized gain on transactions from:
Unaffiliated investments	135,116	2,243,318
Affiliated investments	—	—
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	2,032,468	373,511
Net increase in net assets resulting from operations	2,255,036	2,828,470

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(92,494)	(2,057,953)[1]

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares [2]	(286,999)	(1,426,848)
Total increase (decrease) in net assets	1,875,543	(656,331)

NET ASSETS
Beginning of period/year	23,274,529	23,930,860
End of period/year	$25,150,072	$23,274,529

[1]	As disclosed at March 31, 2018, includes net investment income distributions of $209,295 and net realized gain distributions of $1,848,658.
[2]	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2018		Year Ended
	(Unaudited)		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	71,648	$1,184,805	218,417	$3,599,562
Shares issued in reinvestment of distributions	5,280	88,453	120,144	1,961,161
Shares redeemed [3]	(95,055)	(1,560,257)	(437,708)	(6,987,571)
Net decrease	(18,127)	$(286,999)	(99,147)	$(1,426,848)

[3]	Net of redemption fees of $1 and $36, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

RETAIL SHARES
	Six Months
	Ended
	September 30,
	2018	Year Ended March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$48.44	$46.60	$35.68	$38.98	$37.65	$26.72

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.23)	(0.46)	(0.24)	(0.20)	0.24	(0.14)
Net realized and unrealized
gain (loss) on investments	(0.03)	5.90	11.15	(2.80)	1.09	11.09
Total from investment operations	(0.26)	5.44	10.91	(3.00)	1.33	10.95

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.35)	—	(0.03)
From net realized gain	—	(3.60)	—	—	—	—
Total distributions	—	(3.60)	—	(0.35)	—	(0.03)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01
Reimbursement by Advisor	—	—	—	0.05	—	—
Net asset value, end of period/year	$48.18	$48.44	$46.60	$35.68	$38.98	$37.65
Total return	(0.60)%[3]	11.88%	30.64%	(7.58)%[4]	3.53%	41.04%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$231.4	$251.9	$360.8	$210.8	$331.6	$410.2
Portfolio turnover rate	58%[3]	142%	145%	79%	89%	105%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.32%[5]	1.33%	1.30%	1.32%	1.31%	1.34%
After fees waived and expenses absorbed [6]	1.18%[5]	1.18%	1.30%	1.32%	1.31%	1.34%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.06)%[5]	(1.11)%	(0.56)%	(0.54)%	0.63%	(0.43)%
After fees waived and expenses absorbed [6]	(0.92)%[5]	(0.96)%	(0.56)%	(0.54)%	0.63%	(0.43)%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.13% to this return.
[5]	Annualized.
[6]	Effective April 1, 2017, the Advisor has contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.18% of the Retail Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

INSTITUTIONAL SHARES
	Six Months
	Ended
	September 30,
	2018	Year Ended March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$49.39	$47.32	$36.09	$39.55	$38.03	$26.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.17)	(0.34)	(0.14)	(0.08)	0.22	(0.06)
Net realized and unrealized gain
(loss) on investments	(0.04)	6.01	11.36	(2.86)	1.23	11.21
Total from investment operations	(0.21)	5.67	11.22	(2.94)	1.45	11.15

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.57)	—	(0.07)
From net realized gain	—	(3.60)	—	—	—	—
Total distributions	—	(3.60)	—	(0.57)	—	(0.07)
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.07	—
Reimbursement by Advisor	—	—	—	0.05	—	—
Net asset value, end of period/year	$49.18	$49.39	$47.32	$36.09	$39.55	$38.03
Total return	(0.47)%[3]	12.19%	31.12%	(7.29)%[4]	4.00%	41.38%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$13.8	$13.6	$25.8	$7.6	$9.6	$6.7
Portfolio turnover rate	58%[3]	142%	145%	79%	89%	105%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.07%[5]	1.08%	1.00%	1.00%	0.98%	1.01%
After fees waived and expenses absorbed [6]	0.93%[5]	0.93%	1.00%	1.00%	0.98%	1.01%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.82)%[5]	(0.85)%	(0.31)%	(0.22)%	0.55%	(0.17)%
After fees waived and expenses absorbed [6]	(0.68)%[5]	(0.70)%	(0.31)%	(0.22)%	0.55%	(0.17)%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.13% to this return.
[5]	Annualized.
[6]	Effective April 1, 2017, the Advisor has contractually agreed to limit the Institutional Class shares’ annual ratio of expenses to 0.93% of the Institutional Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

RETAIL SHARES
	Six Months
	Ended
	September 30,
	2018	Year Ended March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$19.51	$20.11	$17.27	$20.43	$19.03	$15.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss [1]	(0.07)	(0.13)	(0.01)	(0.07)	(0.07)	(0.11)
Net realized and unrealized
gain (loss) on investments	2.15	2.35	2.91	(3.03)	1.72	4.50
Total from investment operations	2.08	2.22	2.90	(3.10)	1.65	4.39

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.00)[2]	—	—	—
From net realized gain	—	(2.82)	(0.06)	(0.06)	(0.25)	(0.52)
Total distributions	—	(2.82)	(0.06)	(0.06)	(0.25)	(0.52)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$21.59	$19.51	$20.11	$17.27	$20.43	$19.03
Total return	10.66%[3]	12.49%	16.81%	(15.18)%	8.78%	29.19%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$512.7	$452.0	$756.8	$1,100.8	$1,625.7	$991.5
Portfolio turnover rate	37%[3]	45%	44%	49%	37%	58%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees recouped	1.27%[4]	1.30%	1.28%	1.29%	1.31%	1.33%
After fees recouped	1.27%[4]	1.30%	1.28%	1.29%	1.31%	1.35%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees recouped	(0.70)%[4]	(0.68)%	(0.08)%	(0.35)%	(0.38)%	(0.60)%
After fees recouped	(0.70)%[4]	(0.68)%	(0.08)%	(0.35)%	(0.38)%	(0.62)%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

INSTITUTIONAL SHARES
	Six Months
	Ended
	September 30,
	2018	Year Ended March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$20.21	$20.68	$17.74	$20.93	$19.42	$15.41

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.05)	(0.09)	0.04	(0.00)[2]	0.00 [2]	(0.05)
Net realized and unrealized
gain (loss) on investments	2.23	2.44	3.02	(3.13)	1.76	4.58
Total from investment operations	2.18	2.35	3.06	(3.13)	1.76	4.53

LESS DISTRIBUTIONS:
From investment income	—	—	(0.06)	—	—	—
From net realized gain	—	(2.82)	(0.06)	(0.06)	(0.25)	(0.52)
Total distributions	—	(2.82)	(0.12)	(0.06)	(0.25)	(0.52)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$22.39	$20.21	$20.68	$17.74	$20.93	$19.42
Total return	10.79%[3]	12.79%	17.21%	(14.96)%	9.17%	29.62%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$147.9	$132.3	$414.3	$425.2	$446.8	$137.2
Portfolio turnover rate	37%[3]	45%	44%	49%	37%	58%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees recouped	1.02%[4]	1.05%	0.98%	0.97%	0.99%	1.00%
After fees recouped	1.02%[4]	1.05%	0.98%	0.97%	0.99%	1.02%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees recouped	(0.45)%[4]	(0.44)%	0.18%	(0.02)%	0.01%	(0.27)%
After fees recouped	(0.45)%[4]	(0.44)%	0.18%	(0.02)%	0.01%	(0.29)%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months					December 26,
	Ended					2013 [1]
	September 30,					through
	2018	Year Ended March 31,				March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$13.65	$12.83	$11.01	$12.41	$10.38	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	(0.05)	(0.07)	(0.00)[3]	(0.02)	0.09	(0.01)
Net realized and unrealized
gain (loss) on investments	0.84	1.30	1.82	(1.29)	1.95	0.39
Total from investment operations	0.79	1.23	1.82	(1.31)	2.04	0.38

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.01)	—	—
From net realized gain	—	(0.41)	—	(0.08)	(0.01)	—
Total distributions	—	(0.41)	—	(0.09)	(0.01)	—
Paid-in capital from redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	—
Net asset value, end of period/year	$14.44	$13.65	$12.83	$11.01	$12.41	$10.38
Total return	5.79%[4]	9.55%	16.53%	(10.58)%	19.66%	3.80%[4]

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$76.2	$81.7	$110.0	$96.5	$29.2	$2.3
Portfolio turnover rate	44%[4]	103%	113%	79%	123%	35%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.41%[5]	1.38%	1.39%	1.41%	1.96%	11.40%[5]
After fees waived and expenses absorbed	1.29%[5]	1.29%	1.29%	1.29%	1.29%	1.29%[5]

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.85)%[5]	(0.64)%	(0.14)%	(0.32)%	0.13%	(10.40)%[5]
After fees waived and expenses absorbed	(0.73)%[5]	(0.55)%	(0.04)%	(0.20)%	0.80%	(0.29)%[5]

[1]	Fund commenced operations on December 26, 2013.
[2]	Calculated based on the daily average number of shares outstanding.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months					December 26,
	Ended					2013 [1]
	September 30,					through
	2018	Year Ended March 31,				March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$13.26	$12.40	$10.14	$11.49	$10.60	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	(0.05)	(0.09)	(0.05)	(0.04)	0.09	(0.02)
Net realized and unrealized
gain (loss) on investments	1.04	1.41	2.31	(1.08)	0.80	0.62
Total from investment operations	0.99	1.32	2.26	(1.12)	0.89	0.60

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.04)	—	—
From net realized gain	—	(0.46)	(0.00)[3]	(0.19)	—	—
Total distributions	—	(0.46)	(0.00)[3]	(0.23)	—	—
Paid-in capital from redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	—
Net asset value, end of period/year	$14.25	$13.26	$12.40	$10.14	$11.49	$10.60
Total return	7.47%[4]	10.68%	22.18%	(9.80)%	8.49%	6.00%[4]

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$17.0	$15.3	$21.1	$17.8	$14.4	$5.3
Portfolio turnover rate	42%[4]	74%	115%	91%	81%	6%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.83%[5]	1.86%	1.84%	1.78%	2.24%	5.21%[5]
After fees waived and expenses absorbed	1.40%[5]	1.40%	1.40%	1.40%	1.40%	1.40%[5]

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.18)%[5]	(1.17)%	(0.88)%	(0.78)%	0.01%	(4.49)%[5]
After fees waived and expenses absorbed	(0.75)%[5]	(0.71)%	(0.44)%	(0.40)%	0.85%	(0.68)%[5]

[1]	Fund commenced operations on December 26, 2013.
[2]	Calculated based on the daily average number of shares outstanding.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2018	Year Ended March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$11.45	$13.54	$9.72	$12.59	$15.53	$13.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.04)	0.00 [2]	(0.04)	(0.07)	0.71	0.02
Net realized and unrealized
gain (loss) on investments	0.78	(0.94)	3.86	(2.52)	(2.03)	3.80
Total from investment operations	0.74	(0.94)	3.82	(2.59)	(1.32)	3.82

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.21)	(0.53)	—
From net realized gain	—	(1.15)	—	(0.07)	(1.09)	(1.76)
Total distributions	—	(1.15)	—	(0.28)	(1.62)	(1.76)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$12.19	$11.45	$13.54	$9.72	$12.59	$15.53
Total return	6.46%[3]	(7.19)%	39.30%	(20.34)%	(8.86)%	28.71%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$6.6	$7.5	$11.8	$6.6	$9.1	$12.4
Portfolio turnover rate	31%[3]	74%	185%	116%	65%	131%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.74%[4]	2.47%	2.25%	2.47%	2.01%	2.06%
After fees waived and expenses absorbed	1.40%[4]	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(2.09)%[4]	(1.05)%	(1.19)%	(1.74)%	4.24%	(0.54)%
After fees waived and expenses absorbed	(0.75)%[4]	0.02%	(0.34)%	(0.67)%	4.85%	0.12%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2018	Year Ended March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$15.86	$15.27	$14.12	$15.56	$15.08	$13.10

INCOME FROM INVESTMENT OPERATIONS:
Net investment income [1]	0.06	0.15	0.17	0.02	0.06	0.04
Net realized and unrealized
gain (loss) on investments	1.49	1.98	1.74	(0.34)	1.17	3.61
Total from investment operations	1.55	2.13	1.91	(0.32)	1.23	3.65

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.15)	(0.18)	(0.01)	(0.03)	(0.02)
From net realized gain	—	(1.39)	(0.58)	(1.11)	(0.72)	(1.65)
Total distributions	(0.06)	(1.54)	(0.76)	(1.12)	(0.75)	(1.67)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$17.35	$15.86	$15.27	$14.12	$15.56	$15.08
Total return	9.88%[3]	13.69%	13.88%	(2.20)%	8.56%	28.57%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$25.2	$23.3	$23.9	$26.9	$14.1	$11.2
Portfolio turnover rate	16%[3]	65%	59%	51%	84%	71%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.46%[4]	1.45%	1.45%	1.73%	1.65%	2.01%
After fees waived and expenses absorbed	1.30%[4]	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.56%[4]	0.77%	1.03%	(0.32)%	0.02%	(0.43)%
After fees waived and expenses absorbed	0.72%[4]	0.92%	1.18%	0.11%	0.37%	0.28%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The Hodges Fund, Hodges Small Cap Fund (the “Small Cap Fund”), Hodges Small Intrinsic Value Fund (the “Small Intrinsic Value Fund”), Hodges Small-Mid Cap Fund (the “SMID Fund”), Hodges Pure Contrarian Fund (the “Pure Contrarian Fund”), and Hodges Blue Chip Equity Income Fund (the “Blue Chip Equity Income Fund”) (each a “Fund” and collectively the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund are diversified and the Pure Contrarian Fund is non-diversified. The Hodges Fund commenced operations on October 9, 1992. The Hodges Fund currently offers two classes of shares: Retail Class and Institutional Class. The Retail Class commenced operations on October 9, 1992 and the Institutional Class commenced operations on December 12, 2008. The Small Cap Fund commenced operations on December 18, 2007. The Small Cap Fund currently offers two classes of shares: Retail Class and Institutional Class. The Retail Class commenced operations on December 18, 2007 and the Institutional Class commenced operations on December 12, 2008. The Small Intrinsic Value Fund and SMID Fund commenced operations on December 26, 2013 and offer a Retail Class of shares only. The Pure Contrarian Fund and Blue Chip Equity Income Fund commenced operations on September 10, 2009 and offer a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, and Pure Contrarian Fund is long-term capital appreciation. The investment objective of the Blue Chip Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited) (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security.  To the extent that valuation is based on models   or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following are summaries of the inputs used to value the Funds’ investments as of September 30, 2018. See the Schedules of Investments for industry breakouts.

Hodges Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$234,339,530	$—	$—	$234,339,530
Call Options Purchased	—	10,708,750	—	10,708,750
Total Investments in Securities	$234,339,530	$10,708,750	$—	$245,048,280
Call Options Written	$—	$124,750	$—	$124,750

Small Cap Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$660,801,486	$—	$—	$660,801,486
Total Investments in Securities	$660,801,486	$—	$—	$660,801,486

Small Intrinsic Value Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$73,723,074	$—	$—	$73,723,074
Total Investments in Securities	$73,723,074	$—	$—	$73,723,074

SMID Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$16,460,500	$—	$—	$16,460,500
Total Investments in Securities	$16,460,500	$—	$—	$16,460,500

Pure Contrarian Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$6,614,997	$—	$—	$6,614,997
Total Investments in Securities	$6,614,997	$—	$—	$6,614,997

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited) (Continued)

Blue Chip Equity Income Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$24,863,553	$—	$—	$24,863,553
Total Investments in Securities	$24,863,553	$—	$—	$24,863,553

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, and to effect closing transactions. Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Balance Sheet

Values of derivative instruments as of September 30, 2018:

Hodges Fund

	Asset Derivatives as of September 30, 2018		Liability Derivatives as of September 30, 2018
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in unaffiliated
Call Options Purchased	securities, at value	$10,708,750	None	$—

Equity Contracts:			Options written,
Call Options Written	None	—	at value	124,750
Total		$10,708,750		$124,750

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the six months ended September 30, 2018:

Hodges Fund

	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Purchased	Gain (Loss) on Investments	$(1,750,425)	$2,102,290

	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	$219,408	$(200,724)
Small Cap Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	$339,036	$(716,142)

The average absolute notional value of options held during the six months ended September 30, 2018 was $45,032,600 and $7,517,754 in the Hodges Fund and Small Cap Fund, respectively.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited) (Continued)

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

The Funds do not isolate net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Such fluctuations are included with the net realized gain or loss from investments. Net fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year.

As of fiscal year ended March 31, 2018, the Funds did not defer, on a tax basis, any post-October losses. As of March 31, 2018, the Funds deferred late year losses of:

Hodges Fund	$—
Small Cap Fund	1,535,980
Small Intrinsic Value Fund	—
SMID Fund	30,153
Pure Contrarian Fund	—
Blue Chip Equity Income Fund	—

For the fiscal year ended March 31, 2018, the Funds had the following capital loss carryovers available for federal income tax purposes:

	Expiring March 31,
	2018	2019	Unlimited	Unlimited
	(Short-Term)	(Short-Term)	(Short-Term)	(Long-Term)	Total	Utilized
Pure Contrarian Fund	$—	$—	$472,093	$11,173	$483,266	$—
Blue Chip Equity Income Fund	—	—	—	—	—	243,957

The Hodges Fund, Small Cap Fund, Small Intrinsic Fund, and SMID Fund did not have any capital loss carryovers for the fiscal year ended March 31, 2018.

As of September 30, 2018, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three fiscal years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2018, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.  Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited) (Continued)

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, and Pure Contrarian Fund are normally declared and paid on an annual basis. Distributions to shareholders from net investment income for the Blue Chip Equity Income Fund normally are declared and paid on a quarterly basis. Distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Options Contracts. The Funds may purchase call and put options on securities and indices. As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. As a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date. The Funds may enter into closing sale transactions with respect to such options, exercise such options, or permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. Each Fund may write (sell) covered put and call options on securities, security indices, and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Hodges Fund Retail Class, Small Cap Fund Retail Class, Small Intrinsic Value Fund, SMID Fund, Pure Contrarian Fund, and Blue Chip Equity Income Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 30 calendar days after purchase. The Institutional Classes of the Hodges Fund and Small Cap Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 60 calendar days after purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820.  The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements.  The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements.  ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.  Management has chosen to early adopt the eliminated or modified disclosures for the six months ended September 30, 2018.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited) (Continued)

K.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Effective November 1, 2018, Kathleen T. Barr has been appointed by the Board of Trustees of the Trust to serve as an Independent Trustee for the Trust.  Management has determined that there were no other subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, and Pure Contrarian Fund, and 0.65% for the Blue Chip Equity Income Fund, based upon the average daily net assets of each Fund. For the six months ended September 30, 2018, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Fund Retail Class	1.18%
Hodges Fund Institutional Class	0.93%
Small Cap Fund Retail Class	1.40%
Small Cap Fund Institutional Class	1.15%
Small Intrinsic Value Fund	1.29%
SMID Fund	1.40%
Pure Contrarian Fund	1.40%
Blue Chip Equity Income Fund	1.30%

Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval.  For the six months ended September 30, 2018, the amount of fees waived and expenses reimbursed by the Advisor are disclosed in the Statements of Operations.  Amounts due from the Advisor are paid monthly to the Funds, if applicable.

At September 30, 2018, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Fund, Small Intrinsic Value Fund, SMID Fund, Pure Contrarian Fund, and Blue Chip Equity Income Fund that may be recouped was $614,604, $298,536, $233,813, $272,356, and $121,588, respectively. The Advisor may recapture portions of the above amounts no later than the dates stated below:

	March 31, 2019	March 31, 2020	March 31, 2021	September 30, 2021
Hodges Fund	$—	$—	$426,830	$187,774
Small Intrinsic Value Fund	63,240	99,653	86,888	48,755
SMID Fund	37,328	82,128	78,271	36,086
Pure Contrarian Fund	42,887	92,247	88,628	48,594
Blue Chip Equity Income Fund	30,293	37,376	34,173	19,746

The Small Cap Fund did not waive any fees during the six months ended September 30, 2018, and has recouped all available fees previously waived.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended September 30, 2018, are disclosed in the Statements of Operations.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited) (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that each Fund’s Retail Shares may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund. The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders. Fees paid by the Funds to the Distributor for services for the six months ended September 30, 2018, are disclosed in the Statements of Operations. For the six months ended September 30, 2018, First Dallas Securities, an affiliate of the Advisor, received $96,706, $125,569, $21,583, $4,737, $3,330, and $7,101, in distribution fees from the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, Pure Contrarian Fund, and Blue Chip Equity Income Fund, respectively.

Each Fund has entered into Sub-Transfer Agent Arrangements (the “Sub-Transfer Agent Arrangements”), for Sub-Transfer Agent fees paid to third-party intermediaries, with respect to each Fund. All Sub-Transfer Agent Arrangements must be approved by the Board of Trustees.  For the six months ended September 30, 2018, Sub-Transfer Agent fees incurred by the Funds, as well as fees paid to Fund Services as the Transfer Agent for the Funds, were as follows:

	Sub-Transfer Agent Fees	Transfer Agent Fees
Hodges Fund	$82,876	$44,257
Small Cap Fund	222,600	41,817
Small Intrinsic Value Fund	37,590	13,030
SMID Fund	3,540	10,747
Pure Contrarian Fund	868	10,496
Blue Chip Equity Income Fund	2,695	11,022

For the six months ended September 30, 2018, First Dallas Securities received $250,397, $281,523, $69,949, $8,805, $9,975, and $2,490 in brokerage commissions with respect to the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, Pure Contrarian Fund, and Blue Chip Equity Income Fund for portfolio transactions, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated Fund under specific conditions outlined in procedures adopted by the Board of Trustees.  The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another Fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees, and/or common officers complies with Rule 17a-7 of the 1940 Act.  Further, as defined under the procedures, each transaction is effected at the current market price.  Pursuant to these procedures, for the six months ended September 30, 2018, the Hodges Fund, Small Cap Fund, and Small Intrinsic Value Fund engaged in the following securities purchases and sales.  The SMID Fund, Pure Contrarian Fund, and Blue Chip Equity Income Fund did not engage in any securities purchases or sales pursuant to these procedures for the six months ended September 30, 2018.

	Purchases	Sales
Hodges Fund	$3,452,078	$935,000
Small Cap Fund	—	3,452,078
Small Intrinsic Value Fund	935,000	—

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale or maturity of securities for the Funds, excluding short-term investments, for the six months ended September 30, 2018, were as follows:

	Purchases	Sales
Hodges Fund	$144,401,270	$166,152,060
Small Cap Fund	266,683,459	238,527,162
Small Intrinsic Value Fund	34,527,217	45,555,605
SMID Fund	6,869,982	7,142,387
Pure Contrarian Fund	2,193,739	3,287,957
Blue Chip Equity Income Fund	3,702,519	3,809,938

There were no purchases or sales of U.S. Government obligations for any of the Funds for the six months ended September 30, 2018.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited) (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended September 30, 2018, and the year ended March 31, 2018, for each Fund was as follows:

Hodges Fund
	September 30, 2018	March 31, 2018
Distributions paid from:
Long-term capital gain [1]	$—	$16,642,217
Ordinary income	—	2,667,284
Total	$—	$19,309,501

Small Cap Fund
	September 30, 2018	March 31, 2018
Distributions paid from:
Long-term capital gain [1]	$—	$88,679,526
Ordinary income	—	—
Total	$—	$88,679,526

Small Intrinsic Fund
	September 30, 2018	March 31, 2018
Distributions paid from:
Long-term capital gain [1]	$—	$2,632,560
Ordinary income	—	—
Total	$—	$2,632,560

SMID Fund
	September 30, 2018	March 31, 2018
Distributions paid from:
Long-term capital gain [1]	$—	$556,308
Ordinary income	—	—
Total	$—	$556,308

Pure Contrarian Fund
	September 30, 2018	March 31, 2018
Distributions paid from:
Long-term capital gain [1]	$—	$—
Ordinary income	—	690,708
Total	$—	$690,708

Blue Chip Equity Income Fund
	September 30, 2018	March 31, 2018
Distributions paid from:
Long-term capital gain [1]	$—	$1,848,658
Ordinary income	92,494	209,295
Total	$92,494	$2,057,953

[1] Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited) (Continued)

As of fiscal year end March 31, 2018, the components of distributable earnings on a tax basis were as follows 2:

	Hodges Fund	Small Cap Fund
Cost of Investments	$237,840,354	$420,270,109
Gross tax unrealized appreciation	51,614,539	154,550,977
Gross tax unrealized depreciation	(27,775,187)	(10,118,244)
Net unrealized appreciation	23,839,352	144,432,733
Undistributed ordinary income	14,500,493	—
Undistributed long-term capital gain	954,669	14,630,989
Total distributable earnings	15,455,162	14,630,989
Other accumulated gains/(losses)	(298,291)	(1,535,980)
Total accumulated gains	$38,996,223	$157,527,742

	Small Intrinsic
	Value Fund	SMID Fund
Cost of Investments	$69,430,115	$12,725,495
Gross tax unrealized appreciation	12,948,969	3,392,857
Gross tax unrealized depreciation	(2,731,822)	(596,337)
Net unrealized appreciation	10,217,147	2,796,520
Undistributed ordinary income	560,177	—
Undistributed long-term capital gain	3,764,740	608,640
Total distributable earnings	4,324,917	608,640
Other accumulated gains/(losses)	—	(30,153)
Total accumulated gains	$14,542,064	$3,375,007

	Pure	Blue Chip
	Contrarian Fund	Equity Income Fund
Cost of Investments	$7,465,285	$17,468,959
Gross tax unrealized appreciation	1,180,233	5,654,781
Gross tax unrealized depreciation	(1,417,373)	(305,788)
Net unrealized appreciation	(237,140)	5,348,993
Undistributed ordinary income	1,410	203,590
Undistributed long-term capital gain	—	712,102
Total distributable earnings	1,410	915,692
Other accumulated gains/(losses)	(483,266)	—
Total accumulated gains	$(718,996)	$6,264,685

[2]	The difference between book basis and tax basis unrealized appreciation was primarily attributable to the treatment of foreign currency and wash sale adjustments.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited) (Continued)

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisor. For the six months ended September 30, 2018, the Funds had the following transactions with affiliated companies:

Hodges Fund

As of September 30, 2018, the value of all securities of affiliated companies held in the Hodges Fund amounted to $3,996,958, representing 1.6% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	September 30,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	September 30,	Dividend
	2018	2018	sitions	sitions	(Loss)	Depreciation	2018	Income
The Dixie Group, Inc.	790,784	$3,412,156	$—	$(935,000)	$(2,667,075)	$1,455,173	$1,265,254	$—
Luby’s, Inc.	1,606,885	4,657,451	—	(117,770)	(590,576)	(1,217,401)	2,731,704	—
Total							$3,996,958
Comstock Resources, Inc. [1]	1,065,800	7,968,046	1,972,407	(3,582,887)	(1,301,423)	3,875,261	$8,931,404	—
Total					$(4,559,074)	$4,113,033		$—

Small Cap Fund

As of September 30, 2018, the Small Cap Fund did not hold any affiliated companies.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	September 30,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	September 30,	Dividend
	2018	2018	sitions	sitions	(Loss)	Depreciation	2018	Income
Dignitana AB [1]	—	$1,696,963	$—	$(1,266,684)	$(2,064,257)	$1,633,978	$—	$—

Small Intrinsic Value Fund

As of September 30, 2018, the value of all securities of affiliated companies held in the Small Intrinsic Value Fund amounted to $848,000, representing 1.1% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	September 30,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	September 30,	Dividend
	2018	2018	sitions	sitions	(Loss)	Depreciation	2018	Income
The Dixie Group, Inc.	530,000	$—	$1,059,892	$—	$—	$(211,892)	$848,000	$—

Pure Contrarian Fund

As of September 30, 2018, the value of all securities of affiliated companies held in the Pure Contrarian Fund amounted to $331,500, representing 5.0% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	September 30,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	September 30,	Dividend
	2018	2018	sitions	sitions	(Loss)	Depreciation	2018	Income
The Dixie Group, Inc.	85,000	$220,000	$11,873	$—	$—	$(95,873)	$136,000	$—
Luby’s, Inc.	115,000	319,700	—	—	—	(124,200)	195,500	—
Total							$331,500
Comstock Resources, Inc. [1]	50,000	438,600	—	(120,061)	76,661	23,800	$419,000	—
Total					$76,661	$(196,273)		$—

[1]	This security was considered an affiliate during the period, but is no longer an affiliate at September 30, 2018.

The SMID Fund and Blue Chip Equity Income Fund had no transactions with affiliated companies during the six months ended September 30, 2018.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited) (Continued)

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility activity for the six months ended September 30, 2018, was as follows:

			Small		Pure	Blue
		Small	Intrinsic		Contrarian	Chip Equity
	Hodges Fund	Cap Fund	Value Fund	SMID Fund	Fund	Income Fund
Maximum available credit	$30,000,000	$40,000,000	$5,000,000	$1,500,000	$750,000	$2,000,000
Largest amount outstanding
on an individual day	85,000	1,793,000	834,000	220,000	151,000	268,000
Average loan outstanding [1]	76,000	1,204,300	689,000	85,263	43,585	145,000
Credit facility outstanding
as of September 30, 2018	—	—	—	—	—	—
Average interest rate [1]	4.75%	5.00%	4.75%	4.79%	4.93%	4.88%

Interest expense for the six months ended September 30, 2018, is disclosed in the Statements of Operations.

   1  Calculated based on the days in the period when the line of credit was in use.

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended September 30, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/18-9/30/18).

Actual Expenses

The “Actual” lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them for the Hodges Fund Retail Class, Small Cap Fund Retail Class, Small Intrinsic Value Fund, SMID Fund, Pure Contrarian Fund, and Blue Chip Equity Income Fund. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Institutional Classes of the Hodges Fund and Small Cap Fund. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The “Hypothetical” lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hodges Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/18	9/30/18	4/1/18 – 9/30/18 [1]
HDPMX:
Retail Class Actual	$1,000.00	$ 994.00	$5.90
Retail Class Hypothetical (5% annual return before expenses)	1,000.00	1,019.15	5.97

HDPIX:
Institutional Class Actual	1,000.00	995.30	4.65
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,020.41	4.71

[1]
Expenses are equal to the Hodges Fund’s expense ratio for the most recent six-month period of 1.18% (fee waivers in effect) for the Retail Class, and 0.93% (fee waivers in effect) for the Institutional Class, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended September 30, 2018 (Unaudited) (Continued)

Small Cap Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/18	9/30/18	4/1/18 – 9/30/18 [2]
HDPSX:
Retail Class Actual	$1,000.00	$1,106.60	$6.71
Retail Class Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.43

HDSIX:
Institutional Class Actual	1,000.00	1,107.90	5.39
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,019.95	5.16

[2]
Expenses are for the expense ratio for the most recent six-month period of 1.27% for the Retail Class, and 1.02% for the Institutional Class, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Small Intrinsic Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/18	9/30/18	4/1/18 – 9/30/18 [3]
HDSVX:
Actual	$1,000.00	$1,057.90	$6.65
Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.53

[3]
Expenses are equal to the expense ratio for the most recent six-month period of 1.29% (fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

SMID Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/18	9/30/18	4/1/18 – 9/30/18 [4]
HDSMX:
Actual	$1,000.00	$1,074.70	$7.28
Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.08

[4]
Expenses are equal to the expense ratio for the most recent six-month period of 1.40% (fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Pure Contrarian Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/18	9/30/18	4/1/18 – 9/30/18 [5]
HDPCX:
Actual	$1,000.00	$1,064.60	$7.25
Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.08

[5]
Expenses are equal to the expense ratio for the most recent six-month period of 1.40% (fee waivers and expenses absorbed in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Blue Chip Equity Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/18	9/30/18	4/1/18 – 9/30/18 [6]
HDPBX:
Actual	$1,000.00	$1,098.80	$6.84
Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.58

[6]
Expenses are equal to the expense ratio for the most recent six-month period of 1.30% (fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Hodges Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

HODGES FUND
HODGES SMALL CAP FUND
HODGES BLUE CHIP EQUITY INCOME FUND
HODGES PURE CONTRARIAN FUND
HODGES SMALL INTRINSIC VALUE FUND
HODGES SMALL-MID CAP FUND

At a meeting held on August 21, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Hodges Capital Management, Inc. (the “Advisor”) for the Hodges Fund, the Hodges Small Cap Fund, the Hodges Blue Chip Equity Income Fund, the Hodges Pure Contrarian Fund, the Hodges Small Intrinsic Value Fund and the Hodges Small-Mid Cap Fund (each a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on May 30-31, 2018, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2018.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer-term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Board also noted that the Advisor does not replicate any of the Funds’ investment strategies in other types of accounts, with the exception of the Hodges Small Cap Fund.

For the Hodges Fund, the Board noted that the Fund underperformed its peer group median for the one-year and ten-year periods, and outperformed its peer group median for the three-year and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year and ten-year periods and outperformed for the five-year period.

For the Hodges Small Cap Fund, the Board noted that the Fund outperformed its peer group median for the one-year and ten-year periods and underperformed for the three-year and five-year periods.  The Board also considered the Fund’s outperformance against its broad-based securities market benchmark for the one-year and ten-year periods and underperformance for the three-year and five-year periods.  The Board considered that the Fund outperformed the Adviser’s small cap strategy composite for the one-year period, and underperformed for the three-year and five-year periods ended March 31, 2018 and noted the Adviser’s reasons for the differences.

Hodges Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Hodges Blue Chip Equity Income Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year and five-year periods.

For the Hodges Pure Contrarian Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year and five-year periods.

For the Hodges Small Intrinsic Value Fund, the Board noted that the Fund outperformed its peer group median for the one-year period and underperformed its peer group median for the three-year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year period and underperformed for the three-year period.

For the Hodges Small-Mid Cap Fund, the Board noted that the Fund underperformed its peer group median for the one-year and three-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year and three-year periods.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds, as well as all expense waivers and reimbursements.  The Trustees noted that the Advisor does not replicate any of the Funds’ investment strategies in separately managed accounts, with the exception of the Hodges Small Cap Fund.

For the Hodges Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.18% and 0.93% for the Fund’s Retail Class shares and Institutional Class shares, respectively (the “Expense Caps”).  The Trustees noted that the Fund’s advisory fee was higher than its peer group median and average, and the net expense ratio (less Rule 12b-1 fees) was below its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Hodges Small Cap Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.40% and 1.15% for the Fund’s Retail Class shares and Institutional Class shares, respectively (the “Expense Caps”), but was currently operating below this level.  The Trustees noted that the Fund’s advisory fee and the net expense ratio (less Rule 12b-1 fees) were higher than its peer group median and average.  The Trustees noted that the fees charged to the Hodges Small Cap Fund as compared to the fees charged by the Advisor to its other similarly managed account clients were lower.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Hodges Blue Chip Equity Income Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.30% for the Fund’s Retail Class shares (the “Expense Cap”).  The Trustees noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Hodges Pure Contrarian Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.40% for the Fund’s Retail Class shares (the “Expense Cap”).  The Trustees noted that the Fund’s advisory fee was lower than its peer group median and average, and the net expense ratio (less Rule 12b-1 fees) was slightly higher than its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Hodges Small Intrinsic Value Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.29% for the Fund’s Retail Class shares (the “Expense Cap”).  The Trustees noted that the Fund’s advisory fee and the net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Hodges Small-Mid Cap Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.40% for the Fund’s Retail Class shares (the “Expense Cap”).  The Trustees noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

Hodges Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.  The Board also noted that, with respect to the Hodges Small Cap Fund, the annual expense ratio for all classes is currently operating below the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds.  In particular, the Trustees discussed and considered the fall-out benefits that the Advisor may receive from the Funds as a result of its affiliated broker dealer – First Dallas Securities – selling shares of the Funds and accordingly being able to receive Rule 12b-1 fees.  Additionally, the Trustees considered that the Advisor regularly uses First Dallas Securities to execute trades for the Funds and receives commissions from those trades.  The Trustees also considered benefits received in exchange for “soft dollars” and Rule 12b-1 fees paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result, was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

Hodges Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 811-0224 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.hodgesfunds.com.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public personal information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us verbally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SEMI-ANNUAL REPORT  •  SEPTEMBER 30, 2018

	Retail Class	Institutional Class
Fund	Shares	Shares

Hodges Fund
Ticker Symbol	HDPMX	HDPIX
CUSIP	742935109	742935232

Hodges Small Cap Fund
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224

Hodges Small Intrinsic Value Fund
Ticker Symbol	HDSVX	N/A
CUSIP	74316J318	N/A

Hodges Small-Mid Cap Fund
Ticker Symbol	HDSMX	N/A
CUSIP	74316J326	N/A

Hodges Pure Contrarian Fund
Ticker Symbol	HDPCX	N/A
CUSIP	742935158	N/A

Hodges Blue Chip Equity Income Fund
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A

HODGES MUTUAL FUNDS
www.hodgesfunds.com | (866) 811-0224

INVESTMENT ADVISOR
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue, Dallas, Texas 75201 | (888) 878-4426 | www.hodgescapital.com

CUSTODIAN
1555 N. RiverCenter Drive, Suite 302, Milwaukee,Wisconsin 53212

TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701, Milwaukee,Wisconsin 53201-0701 | (866) 811-0224

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor, Milwaukee,Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER LLP
50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700, New York, New York 10103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant) Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 4, 2018

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 4, 2018

* Print the name and title of each signing officer under his or her signature.